UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

OraSure Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 19, 2020.  Meeting Information  ORASURE TECHNOLOGIES, INC.  Meeting Type: Annual Meeting  For holders as of: March 27, 2020  Date: May 19, 2020 Time: 10:00 a.m. (Eastern Time)  Location:  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/OSUR2020.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit  www.virtualshareholdermeeting.com/OSUR2020 and be sure to have  the information that is printed in the box marked by the arrow  (located on the following page).   .  XXXX XXXX XXXX XXXX  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to you  on the Internet. You may view the proxy materials online at  www.proxyvote.com, scan the QR Barcode on the reverse side,  or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  220 EAST FIRST STREET  BETHLEHEM, PA 18015  D09838-P33784  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  1. NOTICE AND PROXY STATEMENT 2. 2019 ANNUAL REPORT TO STOCKHOLDERS  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.   Please choose one of the following methods to make your request:   1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request  as instructed above on or before May 5, 2020 to facilitate timely delivery.   w  SCAN TO   VIEW MATERIALS & VOTE  How To Vote  Please Choose One of the Following Voting Methods  D09839-P33784  Vote By Internet:    Before The Meeting:  Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed  in the box marked by the arrow (located on the following page) available and follow  the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/OSUR2020. Have the information that is printed in the box marked by the  arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR  each of the following nominees:  1. ELECTION OF DIRECTORS   Class II (Expiring 2023)   Nominees:   1a. Mara G. Aspinall   1b. Ronny B. Lancaster  The Board of Directors recommends you vote FOR items 2, 3 and 4.  2. Ratification of Appointment of KPMG LLP as the Independent Registered Public Accounting Firm for Fiscal Year 2020.  3. Advisory (Non-Binding) Vote to Approve Executive Compensation.  4. Approval of Amended and Restated Stock Award Plan.  D09840- P33784

D09841-P33784